SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 31, 2003

Commission File Number	Exact Name of Registrant as specified in its charter	State or other Jurisdiction of Incorporation	IRS Employer Identification Number
_____ ________	_____________	_____________	_____________
1-12609 1-2348	PG&E Corporation Pacific Gas and Electric Company	California California	94-3234914 94-0742640

Pacific Gas and Electric Company 77 Beale Street, P. O. Box 770000 San Francisco, California 94177		PG&E Corporation One Market, Spear Tower, Suite 2400 San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Pacific Gas and Electric Company (415) 973-7000		PG&E Corporation (415) 267-7000

(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

          The information included in this Current Report on Form 8-K, including portions of the Utility's monthly operating report for the month ended November 30, 2003 filed with the U.S. Bankruptcy Court for the Northern District of California (Bankruptcy Court) attached hereto, is being furnished, not filed, pursuant to Item 9 of Form 8-K.

          On December 30, 2003, the Utility filed its monthly operating report for the month ended November 30, 2003 with the Bankruptcy Court, as required by Section 704(8) of the U.S. Bankruptcy Code and Rule 2015 of the Federal Rules of Bankruptcy Procedure and prepared in accordance with U.S. Trustee Guidelines Region 17.  The Utility's monthly operating report includes an unaudited income statement for the month and an unaudited balance sheet dated as of the end of the month.  These unaudited financial statements are attached to this report.  Although not included in this report, the monthly operating report filed with the Bankruptcy Court also includes a statement of receipts and disbursements, as well as other information.  The preliminary financial statements were prepared using certain assumptions and estimates that are subject to revision.  Any adjustments for these estimates (based upon changes in facts and circumstances, further analysis, and other factors) will be reflected in the financial statements in the period during which such adjustments are made.  These adjustments could have a material impact on reported results in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION
By: LINDA Y.H. CHENG

LINDA Y.H. CHENG Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY
By: DINYAR B. MISTRY

DINYAR B. MISTRY Vice President and Controller

December 31, 2003

PACIFIC GAS AND ELECTRIC COMPANY
U.S. TRUSTEE BALANCE SHEET
AS OF NOVEMBER 30, 2003
(in millions, except share amounts)

November, 2003
ASSETS
Current Assets
Cash and cash equivalents	$ 4,068
Accounts receivable:
Customers (net of allowance for doubtful accounts of $58 million)	2,310
Related parties	34
Regulatory balancing accounts	310
Inventories:
Gas stored underground and fuel oil	253
Materials and supplies	123
Income taxes receivable	-
Prepaid expenses and other	59
Assets from price risk management	35
Total current assets	7,192

Property, Plant, and Equipment
Electric	20,342
Gas	8,295
Construction work in progress	370
Total property, plant, and equipment (at original cost)	29,007
Accumulated depreciation and decommissioning	(12,891)
Net property, plant, and equipment	16,116

Other Noncurrent Assets
Regulatory assets	1,982
Nuclear decommissioning trust funds	1,463
Other	1,020
Total other noncurrent assets	4,465
TOTAL ASSETS	$ 27,773

LIABILITIES AND EQUITY
Liabilities
Accounts payable
Trade creditors	470
Related parties	205
Regulatory Balancing Accounts	172
Other	335
Accrued taxes	765
Rate reduction bonds	1,157
QUID's	-
Deferred income taxes	1,447
Deferred tax credits	128
Asset retirement obligations	1,211
Pre-petition secured debt	2,837
Pre-petition liabilities	3,960
Pre-petition financing debt	5,676
Preferred Stock With Mandatory Redemption Provisions	137
Other liabilities	3,671
Total liabilities	22,171

Preferred Stock With Mandatory Redemption Provisions	-

Stockholders' Equity
Preferred stock without mandatory redemption provisions
Nonredeemable--5% to 6%, outstanding 5,784,825 shares	145
Redeemable--4.36% to 7.04%, outstanding 5,973,456 shares	149
Common stock, $5 par value, authorized 800,000,000 shares;
issued 321,314,760 shares	1,606
Additional paid in capital	1,964
Reinvested earnings	1,819
Accumulated other comprehensive loss	(81)
Total stockholders' equity	5,602

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 27,773

PACIFIC GAS AND ELECTRIC COMPANY
U.S. TRUSTEE BALANCE SHEET
AS OF NOVEMBER 30, 2003

Notes

1

These unaudited financial statements are prepared for the U.S. Trustee and differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, stockholders equity, and other comprehensive income), relevant footnotes and certain reclassifications.

2

These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

3

Cash and cash equivalents have been reduced for uncleared checks.  On the balance sheet included with the Utility's Annual Report, Form 10-K and 10-Q, uncleared checks are treated as an accounts payable liability.

PACIFIC GAS AND ELECTRIC COMPANY U.S. TRUSTEE INCOME STATEMENT FOR THE MONTH ENDED NOVEMBER 30, 2003 AND THE THIRTY-TWO MONTHS ENDED NOVEMBER 30, 2003 (in millions)
		Case to date
	Month	thirty-two months
	ended	ended
	November 30, 2003	November 30, 2003
OPERATING REVENUES	$ 862	$ 28,078

OPERATING EXPENSES:
Cost of Electric Energy	178	4,078
Cost of Gas	158	3,178
Operating and Maintenance	231	7,475
Depreciation, Decommissioning, and Amortization	103	2,998
Total Operating Expenses	670	17,729

OPERATING INCOME (LOSS)	192	10,349

Interest Income (Expense)	(68)	(2,353)
Professional Fees	(1)	(79)
Other Income and (Expense)	0	8

PRE-TAX INCOME (LOSS)	123	7,925

Income Taxes	46	3,032

EARNINGS (LOSS)	77	4,893

Preferred Dividend Requirement	1	62
Cumulative Effect of Change in Accounting Principle	-	1

EARNINGS (LOSS) AVAILABLE FOR (ALLOCATED TO) COMMON STOCK	$ 76	$ 4,830

PACIFIC GAS AND ELECTRIC COMPANY
U.S. TRUSTEE INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2003
AND THE THIRTY-TWO MONTHS ENDED NOVEMBER 30, 2003

Notes

1

These unaudited financial statements are prepared for the U.S. Trustee and differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, stockholders equity, and other comprehensive income), relevant footnotes and certain reclassifications.

2

These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

The results for the month of November 2003 are not indicative of future earnings. Future earnings could differ materially.

3

These unaudited financial statements were prepared using certain assumptions and estimates, including the estimated amount payable to the California Department of Water Resources (DWR).  The estimated amount recorded is subject to revision and actual results could differ materially.  Revenues collected on behalf of the DWR and the related costs are not reflected in these unaudited financial statements as Pacific Gas and Electric Company is a collection agent for the DWR.

4	Case to date results reflect the entire thirty-two month period ended November 30, 2003. The bankruptcy petition date is April 6, 2001.